Exhibit 99.2

SEALY CORPORATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On November 18, 2010, Sealy Corporation (the “Company”) divested the assets of its European manufacturing operations in France and Italy which represents its Europe segment.  The unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 2, 2007, November 30, 2008 and November 29, 2009 and for the nine months ended August 30, 2009 and August 29, 2010 set forth below have been presented after giving effect to the disposition as if it had occurred at the beginning of the periods. The unaudited Pro Forma Condensed Consolidated Balance Sheet set forth below has been presented after giving effect to the sale of the Europe segment as if it had occurred on November 29, 2009.

The following unaudited pro forma information assumes that the divestiture of the Europe segment occurred as of the beginning of the period. The adjustments to historical financial statements consist primarily of adjustments to exclude revenues, costs, assets and liabilities relating to the Europe segment. This unaudited pro forma information should not be relied upon as necessarily being indicative of historical results that would have been obtained if the disposition had actually occurred on that date, nor of the results that may be obtained in the future.

Exhibit 99.2

The unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 2, 2007, November 30, 2008 and November 29, 2009 are as follows:

	Twelve Months Ended December 2, 2007			Twelve Months Ended November 30, 2008					Twelve Months Ended November 29, 2009
	As Reported	Adjustments	Pro Forma	As Reported	Adjustments		Pro Forma		As Reported	Adjustments		Pro Forma
Net sales	$1,702,065	$140,325	$1,561,739	$1,498,023	$148,740		$1,349,283		$1,290,064	$111,600		$1,178,464
Cost and expenses:
Cost of goods sold	994,700	106,725	887,975	915,977	116,951		799,026		773,279	83,535		689,743
Selling, general and administrative	545,608	37,420	508,188	482,566	36,256		446,310		416,420	32,284		384,136
Asset impairment loss	—	—	—	—	—		—		—	—		—
Goodwill impairment loss	—	—	—	27,475	24,644	(a)	2,831		1,188	—		1,188
Amortization expense	3,356	3,070 (b)	286	3,692	3,403	(b)	289		3,308	3,022	(b)	286
Restructuring expenses and asset impairment	—	—	—	3,126	—		3,126		1,256	—		1,256
Royalty (income) expense, net	(18,562)	—	(18,562)	(17,327)	—		(17,327)		(16,442)	—		(16,442)

Income from operations	176,963	(6,890)	183,853	82,514	(32,514)		115,028		111,055	(7,241)		118,296
Interest expense	63,976	1,526 (c)	62,450	60,464	2,264	(c)	58,200		79,092	1,245	(c)	77,847
Loss on rights for convertible notes	—	—	—	—	—		—		4,549	—		4,549
Gain on sale of subsidiary stock	—	—	—	—	—		—		(1,292)	—		(1,292)
Refinancing and extinguishment of debt and interest rate derivatives	1,222	—	1,222	5,378	—		5,378		17,423	—		17,423
Other (income) expense, net	(421)	—	(421)	(397)	—		(397)		(77)	—		(77)

Income (loss) before income taxes	112,186	(8,415)	120,601	17,069	(34,778)		51,847		11,360	(8,486)		19,846
Income tax provision (benefit)	34,865	(25)	34,890	20,872	(191)		21,063		(2,125)	365		(2,490)
Equity in earnings of unconsolidated affiliates	—	—	—	—	—		—		—	—		—

Net income (loss)	$77,321	$(8,390)	$85,711	$(3,803)	$(34,588)		$30,785		$13,485	$(8,851)		$22,336

Earnings (loss) per common share - Basic	$0.85		$0.94	$(0.04)			$0.34		$0.15			$0.24
Earnings (loss) per common share - Diluted	$0.80		$0.89	$(0.04)			$0.33	(d)	$0.10			$0.15

Weighted average number of common shares outstanding:
Basic	91,299		91,299	91,231			91,231		92,258			92,258
Diluted	96,337		96,337	91,231			93,729	(d)	185,639			185,639

(a)          Represents the write off of the outstanding goodwill of the Europe segment.

(b)         Represents amortization expense related to the Pirelli license agreement.

(c)          Interest expense relates to the outstanding debt of the Europe segment that was assumed by the purchaser or retired as part of the disposition.

(d)         As the adjustments result in a positive net income for the year ended November 30, 2008, the outstanding potential common shares are no longer considered to be antidilutive and therefore are included in the computation of diluted earnings per share.

The unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended August 30, 2009 and August 29, 2010 are as follows:

	Nine Months Ended August 30, 2009			Nine Months Ended August 29, 2010
	As Reported	Adjustments	Pro Forma	As Reported	Adjustments		Pro Forma

Net sales	$958,004	$76,283	$881,722	$1,002,336	$76,830		$925,506
Cost and expenses:
Cost of goods sold	572,353	57,426	514,927	596,413	58,279		538,134
Selling, general and administrative	302,533	23,639	278,894	323,636	22,781		300,855
Asset impairment loss	—	—	—	22,963	22,963	(a)	—
Goodwill impairment loss	—	—	—	—	—		—
Amortization expense	2,435	2,220 (b)	215	522	306	(b)	216
Restructuring expenses and asset impairment	1,448	—	1,448	—	—		—
Royalty (income) expense, net	(12,186)	—	(12,186)	(12,343)	—		(12,343)

Income from operations	91,421	(7,002)	98,423	71,145	(27,498)		98,643
Interest expense	56,551	802 (c)	55,749	65,890	596	(c)	65,294
Loss on rights for convertible notes	4,549	—	4,549	—	—		—
Gain on sale of subsidiary stock	(1,292)	—	(1,292)	—	—		—
Refinancing and extinguishment of debt and interest rate derivatives	17,461	—	17,461	3,759	—		3,759
Other (income) expense, net	(60)	—	(60)	(161)	—		(161)

Income (loss) before income taxes	14,212	(7,804)	22,016	1,657	(28,094)		29,751
Income tax provision (benefit)	3,201	(386)	3,587	13,619	149		13,470
Equity in earnings of unconsolidated affiliates	—	—	—	2,702	—		2,702

Net income (loss)	$11,011	$(7,418)	$18,429	$(9,260)	$(28,243)		$18,983

Earnings (loss) per common share - Basic	$0.12		$0.20	$(0.10)			$0.20
Earnings (loss) per common share - Diluted	$0.07		$0.14	$(0.10)			$0.11	(d)

Weighted average number of common shares outstanding:
Basic	91,836		91,836	95,384			95,384
Diluted	153,602		153,602	95,384			287,895	(d)

(a)          This asset impairment charge was recognized related to the long-lived assets of the Europe segment.

(b)         Represents amortization expense related to the Pirelli license agreement.

(c)          Interest expense relates to the outstanding debt of the Europe segment that was assumed by the purchaser or retired as part of the disposition.

(d)         As the adjustments result in a positive net income for the nine months ended August 29, 2010, the outstanding potential common shares are no longer considered to be antidilutive and therefore are included in the computation of diluted earnings per share.

The unaudited Pro Forma Condensed Consolidated Balance Sheets as of November 29, 2009 and August 29, 2010 are as follows:

	November 29, 2009			August 29, 2010
	As reported	Adjustments	Pro Forma	As reported	Adjustments	Pro Forma

Assets
Current assets:
Cash and equivalents	$131,427	$2,686	$128,741	$82,510	$576	$81,934
Accounts receivable, net	156,850	21,889	134,961	181,758	14,578	167,180
Inventories	56,810	10,548	46,262	68,634	12,510	56,124
Other current assets and deferred income taxes	41,302	709	40,593	35,285	484	34,801
Total current assets	386,389	35,832	350,557	368,187	28,148	340,039

Property, plant and equipment, at cost	446,989	68,295	378,694	416,354	35,858	380,496
Less accumulated depreciation	(239,508)	(37,479)	(202,029)	(246,468)	(34,072)	(212,396)
	207,481	30,816	176,665	169,886	1,786	168,100

Other assets:
Goodwill	360,583	—	360,583	360,878	—	360,878
Intangible assets, net	1,937	—	1,937	1,517	57	1,460
Debt issuance costs, net and other assets	59,080	936	58,144	64,415	935	63,480
	421,600	936	420,664	426,810	992	425,818

Total assets	$1,015,470	$67,584	$947,886	$964,883	$30,926	$933,957

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities:
Current portion - long-term obligations	$13,693	$10,134	$3,559	$7,634	$5,326	$2,308
Accounts payable	88,971	23,067	65,904	89,229	19,042	70,187
Accrued customer incentives and advertising	31,804	1,263	30,541	33,215	877	32,338
Accrued compensation	43,105	6,052	37,053	26,466	3,988	22,478
Accrued interest	15,230	205	15,025	17,616	181	17,435
Other accrued liabilities	36,436	2,094	34,342	32,617	2,279	30,338
Total current liabilities	229,239	42,815	186,424	206,777	31,693	175,084

Long-term obligations	833,766	7,868	825,898	794,658	5,517	789,141
Other liabilities	59,625	5,898	53,727	58,004	5,280	52,724
Deferred income tax liabilities	832	—	832	875	—	875
Stockholders’ equity (deficit)	(107,992)	11,003	(118,995)	(95,431)	(11,564)	(83,867)

Total liabilities and stockholders’ equity (deficit)	$1,015,470	$67,584	$947,886	$964,883	$30,926	$933,957